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                     (Space Above for Recorder's Use Only)


                                     LEASE


          THIS LEASE is made this 1st day of July 1991, by and between TONKO REYES, INC., a Guam corporation, whose mailing address is Suite 201, Pacifica Plaza Bldg., 667 N. Marine Drive, Upper Tumon, Guam 96911, hereinafter referred to as "Lessor", and COST U LESS, a Hawaii corporation, whose mailing address is 330 4th Street, Kirkland, Washington 98033, hereinafter referred to as "Lessee".


                             W I T N E S S E T H:
                             - - - - - - - - - -

           1.  PREMISES,    RESTRICTIONS     OF    RECORD    AND
               ---------    ------------     --    ------    ---
CONSTRUCTION:
------------


               (a) Premises.  Lessor hereby leases to Lessee the following
                   --------
described premises (herein the "premises"):


          Building A, containing an area of approximately 24,000 square feet, as shown on Exhibit "A". This space is a part of the TONKO REYES COMMERCIAL COMPLEX, fronting Harmon Loop Road, and is located on Lot No. 5021-1NEW-1, Dededo, Guam as depicted in Exhibit "A", containing three (3) sheets, attached hereto and made a part hereof.

          Including the right to use, with others, the common areas shown on Exhibit A together with any additional common areas as may be reasonably designated by Lessor. Lessee shall have full and unimpaired access to the premises at all times. Lessor represents that it is the rightful owner of the Subleases described in Section 20 below, that all rents due under Subleases and the Ground Leases described in Section 20 are current, that Lessor is not in default under the Subleases, that the property is zoned for commercial use, that the tenant is not in default under said Ground Leases, and that Lessee is entitled to use the premises without any disturbances or interruption for the purposes stated herein under this lease. Lessor further covenants that it will continue to observe and perform the terms of said Ground Leases and Subleases. In the event of any default by the tenant under the Ground Leases, Lessor shall promptly exercise its rights to attorn to the fee simple owner in order to preserve, protect and continue the Subleases. So long as Lessee pays the rent due hereunder and observes and performs the conditions hereof, Lessee may quietly enjoy and hold the premises.

          (b) Restrictions of Record.   It is understood and agreed that the
              ----------------------
lease is subject to any and all existing easements and other covenants of
record.   Further, Lessee understands that Lessor shall be giving a leasehold mortgage to finance the construction of said premises, and that this lease shall be subordinate to any and all leasehold mortgage given to finance said construction and improvements; provided, however, that Lessor shall secure from the mortgagee of said leasehold mortgage a non-disturbance agreement which provides that as long as the Lessee is not in default of its rent payments and other obligations under the lease, said mortgagee will not disturb Lessee's interest under the lease and possession of the premises regardless of whether Lessor is in default under its mortgage with the mortgagee, and that Lessee shall attorn to any purchaser at any foreclosure sale or to any grantee designated given in lieu of foreclosure, and such purchaser or grantee shall accept such attornment. Lessee shall execute any and all agreements which may be reasonably required by the lender to accomplish the purposes of this paragraph.

          (c) Construction.    It  is  agreed  that  the premises will be
              ------------
constructed by Lessor in accordance with the plans and specifications contained in Exhibit A and that the Lessor will be responsible for complying with all Government rules and regulations applicable to construction of said building. It is recognized that Exhibit A consists of preliminary plans and specifications (a site plan, basic floor plan and basic elevation plan). Lessor shall proceed with preparation of full and complete plans and specifications for the building in which the premises are to be located and will furnish such final plans and specifications to Lessee for

Lessee's approval. Final plans and specifications shall be in accordance with the preliminary plans attached hereto as Exhibit A. Lessor shall cooperate with Lessee in good faith so that final plans and specifications reasonably meet the requirements of Lessee, and Lessee shall not unreasonably withhold its approval to final plans and specifications. In the event of any dispute between the parties as to final plans and specifications, such dispute shall be resolved by arbitration in accordance with the then applicable rules of the American Arbitration Association, with each party having the right to appoint one (1) arbiter and the two (2) arbiters so appointed then having the right to appoint a third arbiter. Upon approval of final plans and specifications, the building in which the premises are to be located shall be constructed in accordance with such final plans and specifications. Lessor shall notify Lessee of the expected date upon which the premises shall be substantially completed and ready for occupancy not less than sixty (60) days prior to that date. After Lessor notifies Lessee of the date, Lessee shall have the right to enter the premises to commence equipping and fixturing the premises, so long as
such entry does not interfere with Lessor or Lessor's contractor.   If the
Lessee enters the premises as provided in this section prior to the date the premises are available for occupancy, all provisions of the Lease shall be in full force and effect except the rent provisions. Lessee shall take possession of the premises upon some substantial completion of Lessor's construction obligations as required in Exhibit A and Lessee's obligation to pay rent shall commence upon Lessee taking such possession after the premises have been substantially completed and are available for occupancy. Within five (5) days after Lessor has notified Lessee that the premises (specifically the building and other improvements which Lessor is required to construct and which are a part of the premises) have been substantially completed (whether or not Lessee is then in possession of the premises as allowed herein), Lessee shall deliver to Lessor a list of items that Lessee deems necessary that Lessor complete or correct in order for the premises to be acceptable. Lessor shall promptly commence to complete or correct (or to have Lessor's contractor complete or correct) such items except those that Lessor contends are not justified. Lessee's taking possession of the premises and acceptance of the premises shall not constitute a waiver of any warranty or a waiver of any defect with regard to workmanship or material of the building. Lessee shall have one (1) year after it has taken possession of the premises within which to notify Lessor of any construction defect, and in the event Lessor is notified by Lessee of any construction defect, Lessor shall promptly cause Lessor's contractor to correct and remedy any such construction defect.

          (d) Air Conditioning System.   As part of its construction, Lessor
              -----------------------
shall cause to be purchased and installed in the premises an air conditioning system for the premises, which system shall be purchased and installed in accordance with the specifications and requirements (as to size, type, capacity, etc.) of Lessee. Present plans and specifications for the air conditioning system as agreed to by Lessee are attached hereto marked as Exhibit B. The cost of the purchase and installation of the air conditioning system shall be for the account of Lessee, and in acquiring and installing the air conditioning system Lessor shall act as the agent for Lessee. Lessee shall therefore reimburse Lessor for the monies which Lessor has spent for the cost of the air conditioning system (the purchase price plus materials and installation costs). Lessee shall make reimbursement by paying to Lessor the total cost of the air conditioning system in thirty-six (36) equal consecutive monthly installments, which monthly installments shall be paid concurrently with payment of monthly rent, the first monthly installment to commence on the first full month after Lessee takes occupancy and possession of the completed premises.

          2.  TERM AND REVOCATION:
              -------------------

          (a) Term.  To have and to hold said premises for a term of ten (10)
              ----
years plus ten (10) months, commencing July 1, 1991, provided, further, that for purposes of paying rent, Lessee is obligated to pay rent when it receives from Lessor a Notice of Occupancy (with a copy of the occupancy permit attached), and if Lessee becomes obligated to commence paying rent prior to April 15, 1992, the rent to be paid for those months prior to April 15, 1992 shall be THIRTY THOUSAND AND NO/100 DOLLARS ($30,000) per month (pro rated if the beginning date is not the first of the month). Lessee shall have the option to extend the term of this lease for an additional ten (10) years on the same terms and conditions provided herein upon ninety (90) days written notice; otherwise, the lease shall become null and void.

               (b) Revocation.  In the event the premises are not constructed
                   ----------
and available for Lessee to occupy within ten (10) months from the date of the execution of this lease, Lessor agrees to pay Lessee interest on the advance rents and security deposit paid by Lessee hereunder, such interest to be paid at the rate of nine percent (9%) per annum from the date such monies were paid by Lessee to Lessor until the premises are available for occupancy by Lessee; provided, further, that in the event said premises is still not available for occupancy within twelve (12) months after the execution of this lease, Lessee shall have the sole option to terminate this lease, at which time Lessor shall refund all deposits and rents paid plus interest accrued, and return within five
(5) days the letter of credit or bank guarantee issued hereunder; provided, further, that any delays in the construction of said premises that are caused by acts of God or events or acts beyond the reasonable control of Lessor will not be counted in the deadlines mentioned above. To secure the refund of said security deposit in the event Lessee revokes this lease after the said twelve month deadline, Lessor will deposit said security deposit into a Time Certificate of Deposit (TCD) or similar instrument which shall be pledged to Lessee, and which will allow the Lessee to cash the TCD or similar instrument in the event the Lessor does not refund said security deposit.

          3.  RENT:
              ----
          Lessee shall pay the following amounts to Lessor, in advance, on the first day of each calendar month for the term of this lease, over and above all taxes, assessments and other charges as stated herein, without deduction, set-off, prior notice or demand:

May 1, 1992 to April 30, 1995         -        $30,000.00 per month
May 1, 1995 to April 30, 1997         -        $32,880.00 per month
May 1, 1997 to April 30, 2003         -        $36,168.00 per month
May 1, 2003 to April 30, 2008         -        $39,784.80 per month
May 1, 2008 to April 30, 2013         -        $43,763.28 per month

          Lessee shall pay the first month's rent in the amount of $30,000 and the last month's rent in the amount of $36,168.00 upon the execution of this lease. In addition, as an incentive to Lessee, Lessor shall waive or forgive the second month's rent.

          Said rent shall be paid at Lessor's address, or such other place as may be designated in writing by Lessor. If the date of commencement or expiration of the term of this lease occurs on a day other than the first day of a calendar month, the rent for that month shall be prorated.

          4.  USE:
              ---
          The use of the premises shall be limited to and used only for the following purposes:

          The wholesale and retail of general merchandise, including without limitation maintenance of sales and showroom space, storage and warehouse space, office facilities, facilities for employees and other uses reasonably or necessarily related thereto. Further, Lessee agrees not to compete directly or on the same scale with Lessor's other tenants, namely, United Travel Agency, a travel agent business, MCL, an architectural and engineering firm, Corporate Offices, a land planning, real estate development, and consulting group, Western Pacific Appliances, a wholesaler and retailer of appliances including service, and Coral Pacific Group, exporters and importers of general construction, building, and house materials and other supplies.

          Provided, further, that with respect to Western Pacific Appliances regarding the sale of appliances, Lessee may offer for sale and sell appliances but not on the same scale as Western Pacific Appliances whose primary business is the retail and wholesale of household and commercial appliances including electronics and air conditioners; Lessee will not provide service for said appliances; and Lessee agrees to work or explore with Western Pacific Appliances on possible joint purchasing, selling, and servicing of appliances to service their respective customers.

          For the purpose of the prohibitions applicable to Lessee under this
Section 4, the term "directly or on the same scale" means that Lessee may offer such merchandise for sale and sell such merchandise but Lessee shall not conduct the sale of such merchandise as its primary or fundamental business.

          Lessor shall not operate or allow to be operated by any tenant or lessee or other person within the complex of which the premises form a part any business similar to the general merchandise sales business which Lessee conducts upon the premises.

          5.  SECURITY DEPOSIT AND BANK GUARANTEE:
              -----------------------------------

          (a) Security Deposit.  Upon execution of this Lease, Lessee shall pay
              ----------------
to Lessor a security deposit of Thirty Thousand Dollars ($30,000.00). Lessor shall hold said security deposit during the term hereof, and for any extension of said term, without interest, as security for the faithful performance by Lessee of all of the terms, covenants and conditions hereof. Said deposit shall be returned to Lessee within thirty (30) days after Lessee has surrendered possession of the premises in good order and condition to Lessor and if Lessee is not then in breach of any of the provisions of this lease; provided, however, that if any at time during the term of this Lease any of the rent or charges are overdue and unpaid, or Lessor has sustained any loss or damage due to any breach of covenant by Lessee, Lessor may, at Lessor's option, appropriate and apply any or all of said deposit to the payment of such overdue rent or charges for loss or damage sustained by Lessor, without giving up any of Lessor's other rights; provided, further, that if Lessor should appropriate and apply all or any portion of said deposit for the above purposes, Lessee shall, upon written demand from Lessor, remit to Lessor a cash amount sufficient to restore said deposit to the original sum deposited. As a condition subsequent to this lease, Lessee must restore said deposit to the original sum deposited within fifteen (15) calendar days of notice of such demand from Lessor and if such monies are not paid within said fifteen (15) calendar days, then Lessee shall be in default.

          (b) Bank Guarantee.   Within thirty (30) days after execution of this
              --------------
lease, Lessee shall provide in favor of the Lessor and the Bank of Guam or any other financial institution designated by Lessor a letter of credit or other irrevocable bank guarantee issued or confirmed by a financial institution doing business in Guam for a term of five (5) years as follows:
$500,000 for the first three (3) years and $400,000 for the last two (2) years. Lessor may use the letter of credit or bank guarantee as security to assist in the financing of the premises described herein. Lessor and its bank may not draw against the letter of credit, or guarantee unless (i) Lessee is in default of its rent payments or other obligations under this lease and (ii) notice of default has been given to Lessee as provided in Section 19 hereof and the time period for cure as set forth in Section 19 hereof has expired. Lessee agrees that said letter of credit may be for a one (1) year term so long as said letter of credit or guarantee is renewed thirty (30) days prior to its expiration. If said letter of credit or guarantee is not renewed within the deadline mentioned above, Lessor may draw against the letter of credit, deposit the amount in an interest bearing account, and such amount shall be held in lieu of the letter of credit, and such amount cannot be drawn against unless Lessee is in default of its rental payments or other obligations under this lease and unless notice of default has been given to Lessee and the time for cure has expired as provided herein. Upon the expiration of the five (5) year term mentioned above, Lessor shall refund the amount plus interest deposited in the interest bearing account to Lessee within five (5) days.

               6.    OWNERSHIP OF IMPROVEMENTS AND USE OF LOADING
                     --------------------------------------------
DOCK:
----

          (a) Ownership Of Improvements by Lessee.  All improvements made on the
              -----------------------------------
premises by Lessee shall remain on the premises at the expiration of this lease and shall become the property of Lessor. All trade fixtures, furniture, appliances and equipment made or placed upon said premises by Lessee shall remain the property of Lessee and may be removed by Lessee in whole or in part at any time before the termination of this lease or within a reasonable time
thereafter.   All permanent fixtures added to the premises at the expense of
Lessee (that is fixtures which are attached to the premises and may not be removed without substantial damage to the premises) shall become part of the premises and shall become the property of Lessor unless there is an agreement in writing between the parties hereto that such fixtures are trade fixtures and are to remain the property of Lessee.

          (b) Loading Dock.  It is understood that Lessor will install a loading
              ------------
dock with space for three (3) forty (40) feet containers up to forty-five (45) feet in length on the back of the premises. Loading dock 1 and 2 as shown on Exhibit "A" are for the sole and exclusive use of Lessee (Building A), and loading dock 3 as shown on Exhibit "A" is for the sole and exclusive use of building B; provided further, that the use of a vacant dock for a certain period of time may be used by the other party upon the consent and terms of the responsible party which shall not be unreasonably withheld. Neither party may charge a fee to the other party for the use of its loading dock, but the responsible party may impose certain requirements such as insurance to protect it from liability and damage and other reasonable restrictions.

          7.  COMMON AREA AND GENERAL EXPENSES:
              --------------------------------

          (a) Lessor agrees to pay for the expense of any repairs or maintenance of the structural parts of the building and other improvements that are a part of the premises or in which the premises are located, which structural parts include foundations, bearing and exterior walls (excluding glass and doors) and roof; together with unexposed electrical, plumbing and sewage systems. Any other maintenance or repair expenses of the structure shall be paid by the Lessee and as part of the common area cost and expense. To the extent Lessor maintains ownership or use or occupancy of any portion of the building and improvements of which the premises form a part, Lessor shall pay and be obligated to pay its proportionate share of any and all common area expenses.

          (b) Lessee shall be obligated and shall have the direct and personal liability to pay Lessee's proportionate share of all or any common area expenses. Lessor shall inform Lessee of the amount due and Lessee shall pay the common area expense on the first day of each month and such shall be collected by Lessor. All checks shall be made out to "TONKO REYES, INC. COMMON AREA TRUST FUND", or in such other name as the Lessor, as trustee, shall designate.

          (c) All expenses paid for the common area herein shall be paid into a trust fund established by the Lessor for the purposes of handling the common area expenses. This fund shall be kept in trust by the Lessor for the benefit of the Lessee and the Lessor is hereby designated the trustee for the payment of
these expenses.   All payments into the common area trust fund shall be for and on behalf of the Lessee of the commercial complex. In no event shall these common area expenses, as paid into the common area trust fund as required by the terms and conditions of this lease, be deemed as rental payments to the Lessor for it is specifically agreed by the Lessee that such common area expenses are a direct and personal obligation and liability of the Lessee and not of the Lessor.

          (d) The Lessee's share of the common area expenses shall be as follows:

          (i) Sixty-six point six (66.6%) percent of all real property taxes and assessments assessed against the entire commercial complex parcel and all improvements thereon, with said assessments and taxes to be pro rated from the date that Lessee becomes obligated to commence payment of monthly rent (receipt by Lessee of a notice of occupancy) and at the date of its termination.

          (ii) Sixty-six point six percent (66.6%) for all water, sewer, refuse collection, power, janitorial services, grounds maintenance (plantings and changes in landscaping included), parking maintenance, insurance on all common area, building maintenance (outside), security, and other operating expenses for the maintenance and up keep of the common areas.

          (iii) Sixty-six point six percent (66.6%) of all costs of insurance for common area public liability and comprehensive damages (fire, typhoon, earthquake, and extended coverage) to the entire building of which the premises form a part.

          (e) Lessee shall pay interest, upon demand by trustee, for any common area payments not made on the due dates as set forth in this Lease. Lessee's default in payment of common area expenses shall also mean a default of this Lease.

          7.  MUTUAL INDEMNIFICATION:
              ----------------------

          The Lessee shall hold Lessor free and harmless from any claim or demand by third persons for damage, including claims for property damages, personal injury or wrongful death arising out of any accident, fire or explosion occurring on the premises and caused by any act, except for any acts or omissions or willful misconduct of Lessor or of the Lessor's agents or representatives. Lessor shall hold Lessee free and harmless from any such claim or demand made by third persons arising out of or resulting from the acts or omissions or willful misconduct of Lessor or of Lessor's agents or representatives
(except to the extent arising out of or resulting from any acts or omissions or willful misconduct of Lessee or of Lessee's agents or representatives). A party's obligations under this paragraph to indemnify and hold the other party harmless shall be limited to the sum that exceeds the insurance proceeds, if any, received by the party being indemnified (it being the intention of this provision to prevent any subrogation and the parties hereby release each other and their respective representatives, from any claims for damage to any person or property that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage, to the extent of such insurance).

          8.  INSURANCE:
              ---------

          The following types of insurance shall be obtained and maintained by Lessee at Lessee's expense during the entire term of this Lease, and shall be with a company qualified to do business in Guam, and in a form satisfactory to Lessor, and as to liability insurance, shall designate specifically that Lessor is an additional insured or coinsured thereunder. All insurance required of Lessee under this lease shall contain a provision that the policy will not be cancelled or changed without first giving Lessor thirty (30) days' prior written notice. Copies of the insurance policies shall be deposited with Lessor within ten (10) days after occupancy or delivery of the premises:

          (a) Public Liability.   Lessor's and Lessee's public liability
              ----------------
insurance with coverage in the minimum amount of $100,000.00 for property, $1,000,000.00 for injuries to more than one person arising out of one accident, and $300,000.00 for injury to one person;

          (b) Contents.  Lessee's insurance coverage for Lessee's improvements
              --------
in the premises and all of Lessee's personal property in the premises shall cover fire, water and storm, with extended coverage and vandalism coverage
covering all  Lessee's  personal  property,   fixtures,   furnishings, inventory
and other contents in an amount equal to the full insurable value thereof.

          9.  LOSS OR DAMAGE SUSTAINED BY LESSEE:
              ----------------------------------

          Lessor shall not be liable to Lessee, or to anyone claiming under or through Lessee, for any loss and/or damage which may occur for any reason whatsoever on or about the premises; except that Lessor shall be liable to Lessee for damages to Lessee resulting from the acts or omissions of Lessor or Lessor's agents or Lessor's representatives.

          10.  ALTERATIONS, REPAIRS AND UPKEEP:
               -------------------------------

          (a) Premises.  Lessee shall maintain the premises in good order,
              --------
repair, and condition, at Lessee's expense, except that Lessor shall be responsible for all repairs and maintenance of the structural parts of the building. Lessee shall maintain the premises in an attractive, safe, clean and sanitary state, and in good order, condition and state of repair as may be required by insurance companies, by law, ordinance or regulations, or as may be reasonably required by Lessor. Provided Lessor shall repair the premises if they are damaged by any acts or omissions of Lessor or Lessor's agents or representatives. Provided further Lessee shall repair the premises if they are damaged by any acts or omissions of Lessee or Lessee's agents or representatives. Lessee, however, shall not make any alterations and/or improvements in or to said premises without first submitting to Lessor plans for the alterations and improvements, and obtaining Lessor's written consent to same, which shall not be unreasonably withheld. Lessor may require Lessee to post a payment and performance bond for any construction or improvement work to be done on or in Lessee's premises, covering the full value of the work to be done therein. Upon demand by Lessor, Lessee shall obtain such bonds at Lessee's expense with a company satisfactory to Lessor, and the form and substance of such bond must be to the satisfaction of Lessor. Finally, such bond must be delivered to Lessor prior to the start of any construction work on the premises.

          (b)  Common Areas.   Lessor shall, subject to the obligation of Lessee
               ------------
to pay Lessee's portion of the common
expenses, keep the common areas, including parking areas and landscaped exterior areas in good order and repair and in an attractive, safe, clean and sanitary condition. In the event Lessor leases to any third parties any other space in the building of which the premises form a part, Lessor shall require such third party tenant to maintain the property leased by such third party tenant in good order and repair and in a safe, clean and sanitary state, and to the extent Lessor itself occupies any other portion of the building of which the premises form a part, Lessor shall on its part maintain its portion of the building in an attractive, safe, clean and sanitary state and in good order, condition and repair.

          11.  SURRENDER OF PREMISES:
               ---------------------

          Upon the termination of this Lease, or the expiration of the term hereof, Lessee shall vacate and surrender the premises in good order, condition and repair, reasonable wear-and-tear excepted. Upon the termination of this Lease, or the expiration of the term, Lessor shall have the option to require Lessee to remove from the premises, at Lessee's expense, all or any part of the improvements placed on or within the premises by Lessee, with the premises thereafter to be restored to the condition they were in prior to this lease (ordinary wear-and-tear excepted), all at the expense of Lessee.

          12.  LIENS:
               -----

          Lessee shall keep the premises free and clear of any liens arising out of any work performed, or caused to be performed, by Lessee on or about the premises. Further, Lessee shall indemnify and hold harmless the Lessor from any lien that is filed by reason of any claimed act or omission of Lessee or Lessee's agents or Lessee's representatives, and Lessee shall discharge such lien within ten (10) days after filing. If Lessee desires to contest any lien, then Lessee shall deposit with Lessor, as security, a sum equal to 110% of the amount claimed in said lien. Otherwise, Lessor shall have the right to pay such lien, and all sums expended, including attorney's fees and court costs, and said amount shall be reimbursed to the Lessor by Lessee.

          13.  DESTRUCTION OF PREMISES:
               -----------------------

          If the building in which the premises are situated is damaged to the extent of less than one-third (1/3) of the then replacement cost of the entire building, but not by any acts of the Lessee, Lessor shall repair the damage within a reasonable time. While repairs are being made by Lessor, Lessee shall be entitled to a proportionate reduction of the rent based upon the extent to which the portion of the premises damaged are being used by the Lessee, as that portion bears to the total area of the premises. Lessee hereby waives any and all claims for damages against the Lessor resulting from the destruction of the premises, or of Lessee's property.

          If the entire building in which the premises are situated is destroyed to the extent of one-third (1 /3) or more of the then replacement cost of the entire building, Lessor may elect to terminate this Lease without any other liability on Lessor's part for such termination.

          14.  CONDEMNATION:
               ------------

          This lease shall be subject to the Government's right of eminent domain. If all or a substantial part of the demised premises should be taken during the term of this lease by the Government of Guam, or by any other lawful governing authority, or private person or persons, in whom the laws of Guam vest the right to take property under the power of eminent domain, then Lessor may
terminate this lease by giving Lessee sixty (60) days' written notice.   If only
a portion of the premises is taken by condemnation, Lessee may terminate this Lease at Lessee's election if the remaining portion of the premises (including without limitation common areas such as parking areas) is rendered unsuitable
for Lessee's continued use of the premises.    If  a  portion  of  the  premises
is taken by condemnation and this lease remains in effect, rent shall be reduced by an amount that is in the same ratio to monthly rent as the total number of square feet in the premises taken bears to the total number of square feet in the premises immediately before the date of taking. In the event of a condemnation, each party shall be entitled to file its own separate claim against the condemning authority to the extent of any loss or damage suffered by each party.

          15.  DELINQUENT PAYMENTS:
               -------------------
          If any payment due hereunder is not paid on the due date Lessor shall have the right, without waiving any breach or default by Lessee, to demand and receive the unpaid sum, together with interest thereon from the date of delinquency at the rate of two percent (2%) per month on the declining balance due.

          16.  PAYMENTS, ACCORD AND SATISFACTION:
               ---------------------------------
          No payment by Lessee or receipt by Lessor of an amount less than the monthly rent or payments herein due shall be deemed to be other than on account of the rents, interest or amounts past due; nor shall any endorsement of any check or any other document accompanying any check or payment of rent or payments be deemed an accord or satisfaction, and Lessor may accept the same without prejudice to Lessor's right to recover the balance of such rent or payments due, or pursue any other remedy under this lease. The acceptance of any payments due herein shall not be deemed the waiver of any of Lessor's rights against Lessee for default unless the same is placed in writing. Lessor shall have the right to apply all sums received from Lessee first to any interest or expenditures by Lessor for which Lessee must reimburse Lessor pursuant to this lease, then to the rentals due.

          17.  ASSIGNMENT and SUBLEASE:
               -----------------------

          Lessee shall not have the right to assign this lease or sublet the premises in whole or in part without the prior written consent of Lessor, except that Lessee may assign this lease or sublet the premises in whole or in part to a subsidiary or affiliate of Lessee. A subsidiary. or affiliate means a company in which at least fifty percent (50%) of the voting stock is owned by Lessee.

          18.  SUCCESSORS:
               ----------

          All terms and conditions of this lease shall be binding upon Lessor and Lessee, and their heirs, executors, administrators, successors and assigns.

          19.  REMEDIES:
               --------

          If Lessee shall, at any time, be in default in the payment of rent herein reserved, or in the performance of any of the covenants, terms, conditions or provisions of this lease, and Lessee shall fail to remedy such default within thirty (30) days after written notice thereof from Lessor, Lessor lawfully may, immediately, or at any time thereafter, and without demand or notice, enter into and upon said premises, or any part thereof, and lock out the repossess the same and expel Lessee and those claiming through or under Lessee and remove their effects (forcibly if necessary), without being guilty of any manner of conversion, trespass or tort, and without prejudice to any remedies of Lessor which might otherwise be used for arrears of rent or default by Lessee, and upon entry as aforesaid this Lease shall terminate. Lessee covenants that in case of such termination, Lessee will indemnify Lessor, and Lessor's successors and assigns, against all loss of rent and any other payments which they may incur by reason of such termination for the remainder of the term.

          20.  GROUND LEASE:
               ------------

          The underlying real property on which the premises is located is subject to two (2) Ground Leases and two (2) Subleases. Said Subleases have been assigned to Lessee herein. The underlying real property is broken into two
(2) lots: Lot 5021-1 as shown on map Document no. 422640 and six thousand (6,000) square meters of Lot 5022-R6 (later consolidated with lot 5022-2 as lot 5022-2NEW as shown on map document no. 399066) as shown on map document no. 313575. Both lots are now being consolidated as lot 5021-1NEW-1 , Dededo per Drawing no. PRB9l-75, L.M. Check No. 320-FY91, prepared by P.R. Balagtas, RLS #62, marked as Exhibit "B", attached hereto, and made a part hereof. This lease shall be subject to the following ground leases:

          (a) Ground Lease: "Ground Lease" for the lease of lot 5021 dated
July 21, 1987 between CHAMORRO EQUITIES, INC., as Lessor, and UNCAMCO, INC., as Lessee, recorded under a short form lease as Document no. 389155 and later recorded in its entirety as Document no. 418558, Dededo, as amended by that "Amendment to Ground Lease" and "Amendment to Lease" dated April 17 and April 29, 1989. respectively, and recorded in the Department of Land Management as Document nos. 41 8559 and 41 621 8 respectively; and

          (b) Ground Lease: Ground Lease for six thousand (6,000) square meters of lot 5022-R6 between CHAMORRO EQUITIES, INC., as Lessor, and UNCAMCO, INC., as Lessee, and recorded with the Department of Land Management as Document no. 429731; and

          (c) The term and conditions of the lease entitled "Sublease" for lots 5021-1 and 5021-R1 dated July 1, 1989 as recorded in the Department of Land Management under Document no. 418560, between UNCAMCO, Inc., as landlord, and J.P.D. Guam Co., Inc., as tenant, and as assigned or sublet, as the case may be, to TONKO REYES, INC. dated June 6, 1991, and recorded in the Department of Land Management as Document no. 455761; and

          (d) The terms and conditions of the lease entitled "Sublease" for six thousand (6,000) square meters of lot 5022-R6 dated February 1, 1990, as recorded in the Department of Land Management, Government of Guam, under Document No. 430268, between UNCAMCO, INC., as landlord, and J.P.D. GUAM CO., INC., as tenant, and as assigned or sublet, as the case may be, to TONKO REYES, INC. dated June 6, 1991, and recorded in the Department of Land Management as Document no. 455760.

          In the event of any conflict between this lease and the said Subleases, the terms and conditions of the said Subleases shall prevail.

          21.  ACCEPTANCE OF PREMISES:
               ----------------------

          By entering into and occupying the demised premises, Lessee shall be deemed to have acknowledged that the same is in good order and condition, except to the extent otherwise provided herein.

          22.  EXPENDITURES BY LESSOR ON BEHALF ON LESSEE:
               ------------------------------------------

          That if Lessor shall made any expenditure or incur any liability which Lessee is required to make or pay under this lease, the amount thereof shall be added to and deemed a part of the next succeeding payment of rent thereafter falling due, and said amount shall bear interest at the rate of two percent (2%) per month on the declining balance.

          23.  SIGNS AND ADVERTISING:
               ---------------------

          That Lessee will not, without the prior written approval of Lessor, which shall not unreasonably be withheld:

          (a) Display, erect, install, paint or place any sign or other advertisement whatsoever on or about the exterior of the demised premises or any other portion of the commercial complex;

               (b) Will not use audible advertising without prior written consent of the Lessor.

          Provided, however, that Lessor agrees to the form of signs or advertising to be initially installed or displayed by Lessee during occupancy so long as Lessee complies with all Government rules and regulations, and so long as Lessee submits to Lessor a sample of said signs and advertising prior to occupancy.

          24.  RECORDATION; TIME:
               -----------------

          Lessor and Lessee agree, at Lessee's expense, to record this lease at the Department of Land Management, Government of Guam. Time is of the essence of this lease.

          25.  LESSOR'S  RIGHT  TO  MAKE  ALTERATIONS  AND
               -------------------------------------------
ADDITIONS:
---------

          Lessor hereby reserves the right at any time to make reasonable alterations or additions to the complex or any other portion of the building in which the demised premises are contained, to build adjoining the same or within any other portion of said commercial complex, and to reasonably change, alter or modify the parking areas, roadways, ramps, and landscaping, and Lessee hereby agrees to this provision with the understanding that Lessee shall not in any way prevent, interfere with or obstruct the undertaking of any such alterations or additions by Lessor; provided, however, that the alterations and additions of Lessor shall not unreasonably interfere with the operation and conduct of Lessee's business or Lessee's use of the premises. The parties shall reasonably cooperate so as to allow Lessor to make reasonable additions and improvements while at the same time not unreasonably interfering with Lessee's business or Lessee's use of the premises.

          26.  SPECIAL CONDITIONS:
               ------------------

          Lessor acknowledges that, as part of the use of the premises for the sale of general merchandise by Lessee, Lessee intends to sell (for off-site consumption) alcoholic beverages. Guam law presently provides, in part, that no license will be issued for the sale of alcoholic beverages from any premises which are located less than a specified minimum distance from the nearest church
or school.   Lessor represents that the distance from the premises to the nearest church or school exceeds the minimum distance presently required under Guam law for the premises to be eligible for a license to sell (for off-site consumption) alcoholic beverages.

          27.  GENERAL:
               -------

          Captions used in this lease are for the convenience of the parties and
shall have no affect on the interpretation of the lease.   The unenforceability,
invalidity or illegality
of any provision hereof shall not render any other provision of this lease unenforceable, invalid or illegal.

          IN WITNESS WHEREOF, this Lease has been executed effective as of the day and year first above written.

                                               LESSOR:  TONKO REYES, INC.


                                               By: /s/ Johnny C. Reyes
                                                  ------------------------------
                                                  JOHNNY C. REYES, President


                                               LESSEE: COST U LESS


                                               By: /s/ Warren Lieb
                                                  ------------------------------
                                                  WARREN LIEB
                                                  Duly Authorized Representative

TERRITORY OF GUAM

Municipality of Agana

          On this 28th day of June, 1991, before me, a notary public in and for
                  ----
the Territory of Guam, personally appeared JOHNNY C. REYES, President of TONKO REYES, INC., known to me to be the person who executed the foregoing LEASE, and acknowledged to me that he executed the same on behalf of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                    /s/ Mary P. Quinata
)SEAL(                                      -----------------------------------
                                                      MARY P. QUINATA
                                                       NOTARY PUBLIC
                                             In and for the Territory of Guam
                                            My Commission Expires: NOV. 18, 1991

STATE OF WASHINGTON
County of King

          On this 28 day of June, 1991, before me, a notary public in and for
                  --
the ________________________, personally appeared WARREN LIEB, Duly Authorized Representative of COST U LESS, known to me to be the person who executed the foregoing LEASE, and acknowledged to me that he executed the same on behalf of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



)SEAL(                                                   /s/ Catherine Anne Lane
                                                         -----------------------
                                                             10-21-94

Notary Public
King County, Wash

WCW: jrt:aam:mpq
034054-1
6/25/91
6/28/91 rev.

                                    ADDENDUM
                                    --------

     For good, valuable, and legally sufficient consideration, this Addendum is made this 4th day of March 1994, between Tonko Reyes, Inc., as Lessor, and Cost-U-Less, as Lessee, as an addition to that certain lease dated July 1, 1991 between the parties herein for the lease of Building A of the Tonko Reyes Commercial Complex, located off Harmon Loop Road, Dededo Guam.

     1. Lessee agrees to lease an additional 2,592 square feet of space at $1.25 per square foot as shown in the sketch attached as Exhibit A, and made a part hereof

       a. The initial payment date of the additional rent shall be December 1, 1993.
       b. Lessee shall pay an additional security deposit for the additional space equivalent to one month's rent due upon execution of this addendum.
       c. Lessor should be responsible for installing the wall as shown on
          Exhibit A, with all other improvements at the expense of Lessee.
       d. Lessee shall pay for its proportionate share of common area expense of the additional space in proportion to what is being assessed to tenants of Bldg. B, and shall be effective on December 1, 1993.

     2. Lessee agrees to lease further an additional 4,608 square feet of space at $1.25 per square foot as shown in the sketch attached as Exhibit B, and made a part hereto.

       a. Rent shall be effective on April 1, 1994.
                                     -------
       b. Lessee shall pay its proportionate share of common area expense of the additional space in proportion to what is being assessed to tenants of Bldg. B, effective March 1, 1994.
       c. Lessee shall be responsible for all improvements to the additional space.
       d. Lessor waives any security deposit for the additional space.

     3. The remaining terms and conditions of the July 1st lease shall remain in full force and effect, and all provisions regarding the increased in rent and other similar provisions shall apply to the Addendum as though the effective date of Addendum is July 1, 1991, unless it specifically states otherwise in this Addendum.

     IN WITNESS WHEREOF, the parties hereby execute this agreement as of March, 1993.


LESSOR:                                      LESSEE:


/s/ Johnny C. Reyes                          /s/ Michael James Rose
---------------------------------            -----------------------------------
Johnny C. Reyes                              Michael James Rose
Tonko Reyes, Inc.                            Cost-U-Less